           The undersigned hereby agree to purchase or cause to be purchased Zero Coupon Convertible Debentures due 2018 (the "Debentures") of AMF Bowling, Inc. and/or 12 1/4% Senior Subordinated Discount Notes due 2006 (the "Notes") of AMF Bowling Worldwide, Inc., in each case, in open market transactions for the accounts of the undersigned based on the proportions set forth on Schedule I hereto. Each party may terminate its participation in such purchases by providing the other parties hereto with written notice of such termination. In the event of any such termination, the proportions set forth on Schedule I for the remaining entities shall be proportionately increased. This agreement and acknowledgment may be signed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts, shall together constitute one and the same instrument.

Dated as of the 12th day of November, 1998.

                                   GS CAPITAL PARTNERS II, L.P.

                                   By:   GS Advisors, L.P.
                                         General Partner

                                   By:   GS Advisors Inc., its
                                         General Partner

                                   By:

                                         Name:
                                         Title:


                                   GS CAPITAL PARTNERS II OFFSHORE, L.P.

                                   By:   GS Advisors II (Cayman), L.P.
                                         General Partner

                                   By:   GS Advisors II, Inc., its
                                         General Partner

                                   By:
                                         Name:
                                         Title:


                                   GOLDMAN, SACHS & CO. VERWALTUNGS
                                   GMBH

                                   By:
                                         Name:
                                         Title:

                                   By:
                                         Name:
                                         Title:

                                      STONE STREET FUND 1995, L.P.

                                      By:   Stone Street Value Corp., its
                                            General Partner

                                      By:
                                            Name:
                                            Title:


                                      STONE STREET FUND 1996, L.P.

                                      By:   Stone Street Empire Corp., its
                                            General Partner

                                      By:
                                            Name:
                                            Title:


                                      BRIDGE STREET FUND 1995, L.P.

                                      By:   Stone Street Value Corp., its
                                            Managing General Partner

                                      By:
                                            Name:
                                            Title:

                                           BRIDGE STREET FUND 1996, L.P.

                                           By:   Stone Street Empire Corp., its
                                                 Managing General Partner

                                           By:
                                                 Name:
                                                 Title:


                                           KELSO INVESTMENT ASSOCIATES V, L.P.

                                           By:   Kelso Partners V, L.P., its
                                                 General Partner

                                           By:
                                                 Name:
                                                 Title:


                                           KELSO EQUITY PARTNERS V, L.P.

                                           By:
                                                 Name:
                                                 Title:

                                   SCHEDULE I

                             ALLOCATION PERCENTAGES

                                                                                          %
                                                                          ---------------------------
Kelso Investment Associates V, L.P.                                                     14.5%
Kelso Equity Partners V, L.P.                                                           1.6%
GS Capital Partners II, L.P.                                                            54.1%
GS Capital Partners II Offshore, L.P.                                                   21.5%
GS Capital Partners II (Germany) C.L.P.                                                 2.0%
Bridge Street Fund 1995, L.P.                                                           1.4%
Bridge Street Fund 1996, L.P.                                                           1.5%
Stone Street Fund 1995, L.P.                                                            1.3%
Stone Street Fund 1996, L.P.                                                            2.2%
                                                                          ---------------------------
                                  TOTAL                                                100.0%